SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

901 Lakeshore Drive
Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 5. Other Events

US Unwired Inc. is filing this Current Report on Form 8-K to file as Exhibit 99.1 its press release dated October 30, 2003, and to file as Exhibit 10.1 a Third Amendment to Credit Agreement dated October 30, 2003.

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement dated October 30, 2003 among US Unwired and lenders.

99.1	Press Release of US Unwired Inc. dated October 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC. (Registrant)

Date: October 31, 2003	By:	/s/ Jerry E. Vaughn

Jerry E. Vaughn Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement dated October 30, 2003 among US Unwired and lenders.

99.1	Press Release of US Unwired Inc. dated October 30, 2003.